UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.

On November 15, 2016, KAR Auction Services, Inc. issued a press release announcing that KAR Auction Services, Inc. has acquired Flint Auto Auction, a whole car auction facility in Flint, Michigan. Flint Auto Auction's trailing 12-month adjusted EBITDA is approximately $17 million, and the transaction is valued at approximately $76 million.

The press release issued on November 15, 2016 announcing the foregoing events is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	KAR Auction Services Extends Midwest Platform with Acquisition of Flint Auto Auction, dated November 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAR AUCTION SERVICES, INC.

Dated: November 15, 2016	By:	/s/ Rebecca C. Polak
	Name:	Rebecca C. Polak
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	KAR Auction Services Extends Midwest Platform with Acquisition of Flint Auto Auction, dated November 15, 2016